UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 16, 2013

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza, P.O. Box 1171

Newark, New Jersey 07101-1171

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Our Annual Meeting of Stockholders was held on April 16, 2013. Proxies for the meeting were solicited by us pursuant to Regulation 14A under the Securities Act of 1934. There was no solicitation of proxies in opposition to management’s nominees as listed in the proxy statement.

All of management’s nominees were elected to the Board of Directors.

The advisory vote on executive compensation was approved.

The amendment and restatement of the 2004 Long-Term Incentive Plan was approved.

The amendment and restatement of the Employee Stock Purchase Plan was approved.

The appointment of Deloitte & Touche LLP as Independent Auditor was ratified.

The stockholder proposal on the simple majority vote requirement was approved. The stockholder proposal received the support of more than a majority of the votes cast. In the coming months our Board of Directors will take into careful consideration the results of this vote in determining how best to address the concerns raised in the proposal, including any recommendations the Board may make regarding amendments to our Certificate of Incorporation and By-Laws.

Final results of the voting are provided below:

Proposal 1:	Votes For	Votes Against	Abstentions	Broker Non- Votes
Election of Directors

Terms expiring in 2014
Albert R. Gamper, Jr.	368,406,953	5,047,803	2,172,663	73,507,962
William V. Hickey	362,486,586	11,041,033	2,099,800	73,507,962
Ralph Izzo	363,571,842	8,011,304	4,044,273	73,507,962
Shirley Ann Jackson	329,870,940	43,713,104	2,043,375	73,507,962
David Lilley	366,420,726	7,133,018	2,073,675	73,507,962
Thomas A. Renyi	363,169,813	10,155,149	2,302,457	73,507,962
Hak Cheol Shin	369,445,907	3,730,177	2,451,335	73,507,962
Richard J.Swift	341,382,749	31,958,608	2,286,062	73,507,962
Susan Tomasky	368,764,811	4,678,175	2,184,433	73,507,962
Alfred W. Zollar	369,712,267	3,630,033	2,285,119	73,507,962

Proposal 2:	Votes For	Votes Against	Abstentions	Broker Non- Votes
Advisory Vote on Executive Compensation	352,119,461	19,432,411	4,075,547	73,507,962

Proposal 3:	Votes For	Votes Against	Abstentions	Broker Non- Votes
Approval of Amendment and Restatement of 2004 Long-Term Incentive Plan	354,422,786	17,664,452	3,540,181	73,507,962

Proposal 4:	Votes For	Votes Against	Abstentions	Broker Non- Votes
Approval of Amendment and Restatement of Employee Stock Purchase Plan	366,217,762	6,518,813	2,890,844	73,507,962

Proposal 5:	Votes For	Votes Against	Abstentions	Broker Non- Votes
Ratification of Appointment of Deloitte & Touche LLP as Independent Auditor	439,750,253	6,862,713	2,522,415	N/A

Proposal 6:	Votes For	Votes Against	Abstentions	Broker Non- Votes
Stockholder proposal on simple majority vote requirement	230,834,134	140,545,073	4,248,087	73,508,087

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Registrant)

By:	/s/ Derek M. DiRisio
Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: April 18, 2013

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